UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 13, 2007

ARBINET-THEXCHANGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-51063	13-3930916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Albany Street, Tower II, Suite 450 New Brunswick, New Jersey	08901
(Address of Principal Executive Offices)	(Zip Code)

(732) 509-9100

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01	Entry into a Material Definitive Agreement.

(a) On July 13, 2007, Arbinet-thexchange, Inc. (“Arbinet” or the “Company”) entered into the following agreements:

•

Settlement and Standstill Agreement dated as of July 13, 2007 (the “Mashinsky Agreement”) by and between Arbinet and Alex Mashinsky and Governing Dynamics Investments, LLC (“Governing Dynamics” and, together with Mr. Mashinsky, the “Mashinsky Stockholders”);

•	Settlement and Standstill Agreement dated as of July 13, 2007 (the “Marmon Agreement”) by and between Arbinet and Robert A. Marmon;

•

Settlement and Standstill Agreement dated as of July 13, 2007 (the “Singer Agreement”) by and between Arbinet and the Singer Children’s Family Trust (the “Singer Trust”), Karen Singer, and Gary Singer (collectively, the “Singer Stockholders”);

•	Settlement and Standstill Agreement dated as of July 13, 2007 (the “Cadence Agreement”) by and between Arbinet and Cadence Master Ltd. (“Cadence”);

•	Settlement and Standstill Agreement dated as of July 13, 2007 (the “Archer Capital Agreement”) by and between Arbinet and Archer Capital Master Fund, L.P. (“Archer Capital”);

•

Settlement and Standstill Agreement dated as of July 13, 2007 (the “Lampe Conway Agreement”) by and between Arbinet and LC Capital Master Fund, Ltd. (“LC Master”), LC Capital / Capital Z SPV, LP (“LC Capital”), Lampe, Conway & Co. LLC (“Lampe Conway”), Steven G. Lampe, and Richard F. Conway (collectively with LC Master, LC Capital, Lampe Conway, and Mr. Lampe, the “Lampe Conway Stockholders”);

•

Settlement and Standstill Agreement dated as of July 13, 2007 (the “Bay Harbour Agreement”) by and between Arbinet and Bay Harbour Management, LC (“Bay Harbour”) and Trophy Hunter Investments, Ltd. (“Trophy Hunter” and, together with Bay Harbour, the “Bay Harbour Stockholders”);

•	Settlement and Standstill Agreement dated as of July 13, 2007 (the “Simplex Agreement”) by and between Arbinet and Simplex Trading Company (“Simplex”); and

•

Voting Support and Standstill Agreement dated as of July 13, 2007 (the “Greywolf Agreement”) by and between Arbinet and Greywolf Capital Partners II LP (“Greywolf Partners”), Greywolf Capital Overseas Fund (“Greywolf Fund”), Greywolf Advisors LLC (“Greywolf Advisors”), Greywolf Capital Management LP (“Greywolf Management”), Greywolf GP LLC (“Greywolf GP”), and Jonathan

Savitz (collectively with Greywolf Partners, Greywolf Fund, Greywolf Advisors, Greywolf Management and Greywolf GP, the “Greywolf Stockholders”).

In this Current Report on Form 8-K we sometimes refer to the Mashinsky Stockholders, Mr. Marmon, the Singer Stockholders, Cadence, Archer Capital, the Lampe Conway Stockholders, the Bay Harbour Stockholders, Simplex, and the Greywolf Stockholders as the “Stockholders.” Also in this Current Report on Form 8-K we sometimes refer to all of the foregoing agreements as the “Standstill Agreements.”

On March 26, 2007, Mr. Marmon filed a preliminary Proxy Statement with the Securities and Exchange Commission, as amended on April 3, 2007, April 5, 2007, May 16, 2007, May 29, 2007, and May 31, 2007, for the purpose of proposing and soliciting proxies in support of a slate of three nominees, Mr. Marmon, William L. Schrader, and James F. Lavin, to stand for election to the Company’s Board of Directors (the “Board”) at the Company’s 2007 Annual Meeting of Stockholders, in opposition to the Company’s nominees to its Board.

On March 17, 2007, Arbinet received a stockholder notice from Karen Singer, as trustee of the Singer Trust, in which Ms. Singer nominated, on behalf of the Singer Trust, and indicated that the Singer Trust is seeking to elect, each of Shawn F. O’Donnell, Jill Thoerle, and Stanley Kreitman to the Company’s Board.

Pursuant to the terms of the Standstill Agreements, on July 13, 2007, Arbinet increased the size of the Board from six to nine members and appointed Mr. O’Donnell and Ms. Thoerle to the Board as Class III directors, with terms expiring at the 2007 Annual Meeting of Stockholders, and Mr. Kreitman to the Board as a Class II director, with a term expiring at the 2009 Annual Meeting of Stockholders. Arbinet also agreed to nominate Michael J. Ruane, a current Class III director, Mr. O’Donnell, and Ms. Thoerle (collectively, the “2007 Nominees”) for election to the Board as Class III directors at the 2007 Annual Meeting of Stockholders and to use its reasonable best efforts to elect each of the 2007 Nominees. In addition, both the Singer Trust and Mr. Marmon agreed that it would withdraw and terminate its respective nomination papers in connection with the 2007 Annual Meeting of Stockholders upon the appointment of Mr. O’Donnell, Ms. Thoerle, and Mr. Kreitman to the Board.

The Stockholders also each agreed to vote all of their respective shares of the Company’s common stock beneficially owned by them and their respective affiliates and associates in favor of the 2007 Nominees at the 2007 Annual Meeting of Stockholders. In addition, until July 13, 2008 (the “Standstill Period”), the Mashinsky Stockholders, Mr. Marmon, and their respective affiliates and associates, have each agreed to vote for any nominees for director submitted by the Company at any stockholder meeting held during the Standstill Period where directors are to be elected. Each of the Singer Stockholders, Cadence, Archer Capital, the Lampe Conway Stockholders, the Bay Harbour Stockholders, Simplex, and the Greywolf Stockholders and their respective affiliates and associates have also agreed, during the Standstill Period, to vote in favor of any matter brought before a stockholder meeting held during the Standstill Period upon the recommendation of the Board by a two-thirds vote of the Board members voting.

All of the Standstill Agreements, except for the Marmon Agreement, also provide that the Board will appoint Mr. O’Donnell to the Compensation Committee, Ms. Thoerle to the Audit

Committee, and Mr. Kreitman to the Nominating and Corporate Governance Committee. Each of Mr. O’Donnell, Ms. Thoerle, and Mr. Kreitman were appointed to the respective committees on July 13, 2007.

Under the terms of their respective agreements, the Company agreed to pay:

•

the Singer Stockholders $25,000 as reimbursement for all of their out-of-pocket expenses incurred in connection with the 2007 Annual Meeting of Stockholders and the negotiation of the Singer Agreement;

•	Mr. Marmon $262,403 as reimbursement for all of his out-of-pocket expenses incurred in connection with the 2006 Annual Meeting of Stockholders and the 2007 Annual Meeting of Stockholders; and

•

Mr. Mashinsky $637,597 as reimbursement for all of his out-of-pocket expenses incurred in connection with, among other things, the 2006 Annual Meeting of Stockholders, the 2007 Annual Meeting of Stockholders, and certain litigation costs.

Under the terms of the Marmon Agreement and the Mashinsky Agreement, the Company, Mr. Marmon, and the Mashinsky Stockholders, as applicable, agreed to a mutual release of all claims based upon events occurring prior to the date of the Marmon Agreement and the Mashinsky Agreement, as applicable.

Also under the Mashinsky Agreement, the Company engaged Mr. Mashinsky as a consultant for a period of six months for the purpose of providing advice with respect to the exchange’s ability in the spot market and assessing opportunities in the advertising area. In exchange for these consulting services, the Company has granted Mr. Mashinsky 50,000 non-qualified stock options, which vest over the six month term of the consulting arrangement, beginning on July 31, 2007.

Under each of the Standstill Agreements, each of the Stockholders and their respective affiliates and associates, without the written consent of Arbinet, have agreed not to take or propose certain actions with respect to asset acquisitions, tender or exchange offers, mergers, business combinations, recapitalizations, restructurings, liquidations, dissolutions or other extraordinary transactions. In addition, each of the Stockholders have also agreed, among other things, not to engage in a proxy contest; form, join or in any way participate in a “group” (as defined under the Securities Exchange Act of 1934, as amended), seek to control or influence the management, the Board, or policies of the Company; and nominate any persons as a director of the Company or propose any matter to be voted on by stockholders of the Company.

The above summary of the Standstill Agreements does not purport to be complete and is qualified in its entirety by reference to each Standstill Agreement, copies of which have been filed as Exhibit 10.1 through Exhibit 10.9 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

On July 13, 2007, the Company issued a press release regarding, among other matters, entering into the Standstill Agreements, as described in this Item 1.01 of this Current Report on

Form 8-K, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 13, 2007, the Company and Chi K. Eng, the Senior Vice President of Intellectual Property, mutually agreed to end Mr. Eng’s employment with the Company and to treat such departure as a termination without cause for purposes of the Employment Agreement dated as of October 11, 2002 by and between the Company and Mr. Eng, as amended March 16, 2007.

(d) On July 13, 2007, the Board voted to increase the size of the Board to nine members and elected Stanley Kreitman as a Class II director of the Company, Shawn F. O’Donnell as a Class III director of the Company, and Jill Thoerle as a Class III director of the Company. Class II directors currently serve until the 2009 Annual Meeting of Stockholders and Class III directors currently serve until the 2007 Annual Meeting of Stockholders. In connection with their service to the Company as directors, Mr. Kreitman, Mr. O’Donnell, and Ms. Thoerle will each be entitled to receive the following fees:

•	$20,000 annual retainer fee;

•	$2,000 per meeting of the Board;

•	$1,000 for each committee meeting attended in person and not held on the day of a Board meeting; and

•	$350 for each committee meeting that is attended by teleconference and not held on the day of a Board meeting.

Ms. Thoerle, as a member of the Audit Committee will also receive an additional $5,000 annual retainer fee.

In addition, in connection with their appointment to the Board,

•	Mr. Kreitman has elected to receive 2,000 shares of restricted stock and an option to purchase 19,000 shares of the Company’s common stock.

•	Mr. O’Donnell has elected to receive an option to purchase 25,000 shares of the Company’s common stock.

•	Ms. Thoerle has elected to receive 3,000 shares of restricted stock and an option to purchase 16,000 shares of the Company’s common stock.

The restricted stock and options shall vest during the period of, and subject to, each of Mr. Kreitman’s, Mr. O’Donnell’s, and Ms. Thoerle’s continued service as a director.

Each of Mr. Kreitman, Mr. O’Donnell, and Ms. Thoerle will also be entitled to receive an annual grant of:

•	an option to purchase no more than 7,000 shares of common stock; and

•	7,000 shares of restricted stock.

The options and restricted stock will vest during the period of, and subject to, each of Mr. Kreitman’s, Mr. O’Donnell’s, and Ms. Thoerle’s continued service as a director.

Pursuant to the terms of the Standstill Agreements (except for the Marmon Agreement), the Board has appointed Mr. Kreitman to the Nominating and Corporate Governance Committee, Mr. O’Donnell to the Compensation Committee, and Ms. Thoerle to the Audit Committee, each effective July 13, 2007.

Each of Mr. Kreitman, Mr. O’Donnell, and Ms. Thoerle were selected as directors pursuant to the Standstill Agreements described in Item 1.01 in this Current Report on Form 8-K. The information in Item 1.01 regarding the terms of the Standstill Agreements is incorporated by reference herein.

There are no related party transactions between the Company and Mr. Kreitman reportable under Item 404(a) of Regulation S-K. There are no related party transactions between the Company and Mr. O’Donnell reportable under Item 404(a) of Regulation S-K. There are no related party transactions between the Company and Ms. Thoerle reportable under Item 404(a) of Regulation S-K.

On July 13, 2007, the Company issued a press release regarding, among other things, the election to the Board of Mr. Kreitman, Mr. O’Donnell, and Ms. Thoerle. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Settlement and Standstill Agreement dated as of July 13, 2007 by and between Arbinet-thexchange, Inc. and Alex Mashinsky and Governing Dynamics Investments, LLC*

10.2	Settlement and Standstill Agreement dated as of July 13, 2007 by and between Arbinet-thexchange, Inc. and Robert A. Marmon*

10.3	Settlement and Standstill Agreement dated as of July 13, 2007 by and between Arbinet-thexchange, Inc. and Singer Children’s Family Trust, Karen Singer, and Gary Singer*

10.4	Settlement and Standstill Agreement dated as of July 13, 2007 by and between Arbinet-thexchange, Inc. and Cadence Master Ltd.*

10.5	Settlement and Standstill Agreement dated as of July 13, 2007 by and between Arbinet-thexchange, Inc. and Archer Capital Master Fund, L.P.*

10.6	Settlement and Standstill Agreement dated as of July 13, 2007 by and between Arbinet-thexchange, Inc. and LC Capital Master Fund, Ltd., LC Capital / Capital Z SPV, LP, Lampe, Conway & Co. LLC, Steven G. Lampe, and Richard F. Conway*

10.7	Settlement and Standstill Agreement dated as of July 13, 2007 by and between Arbinet-thexchange, Inc. and Bay Harbour Management, LC and Trophy Hunter Investments, Ltd.*

Exhibit No.	Description

10.8	Settlement and Standstill Agreement dated as of July 13, 2007 by and between Arbinet-thexchange, Inc. and Simplex Trading Company*

10.9	Voting Support and Standstill Agreement dated as of July 13, 2007 by and between Arbinet-thexchange, Inc. and Greywolf Capital Partners II LP, Greywolf Capital Overseas Fund, Greywolf Advisors, Greywolf Capital Management LP, Greywolf GP LLC, and Jonathan Savitz*

99.1	Press Release of Arbinet-thexchange, Inc., dated July 13, 2007*

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBINET-THEXCHANGE, INC.

Date: July 16, 2007	By:	/s/ W. Terrell Wingfield, Jr.
Name: W. Terrell Wingfield, Jr. Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Settlement and Standstill Agreement dated as of July 13, 2007 by and between Arbinet-thexchange, Inc. and Alex Mashinsky and Governing Dynamics Investments, LLC*

10.2	Settlement and Standstill Agreement dated as of July 13, 2007 by and between Arbinet-thexchange, Inc. and Robert A. Marmon*

10.3	Settlement and Standstill Agreement dated as of July 13, 2007 by and between Arbinet-thexchange, Inc. and Singer Children’s Family Trust, Karen Singer, and Gary Singer*

10.4	Settlement and Standstill Agreement dated as of July 13, 2007 by and between Arbinet-thexchange, Inc. and Cadence Master Ltd.*

10.5	Settlement and Standstill Agreement dated as of July 13, 2007 by and between Arbinet-thexchange, Inc. and Archer Capital Master Fund, L.P.*

10.6	Settlement and Standstill Agreement dated as of July 13, 2007 by and between Arbinet-thexchange, Inc. and LC Capital Master Fund, Ltd., LC Capital / Capital Z SPV, LP, Lampe, Conway & Co. LLC, Steven G. Lampe, and Richard F. Conway*

10.7	Settlement and Standstill Agreement dated as of July 13, 2007 by and between Arbinet-thexchange, Inc. and Bay Harbour Management, LC and Trophy Hunter Investments, Ltd.*

10.8	Settlement and Standstill Agreement dated as of July 13, 2007 by and between Arbinet-thexchange, Inc. and Simplex Trading Company*

10.9	Voting Support and Standstill Agreement dated as of July 13, 2007 by and between Arbinet-thexchange, Inc. and Greywolf Capital Partners II LP, Greywolf Capital Overseas Fund, Greywolf Advisors, Greywolf Capital Management LP, Greywolf GP LLC, and Jonathan Savitz*

99.1	Press Release of Arbinet-thexchange, Inc., dated July 13, 2007*

*	Filed herewith